EXHIBIT 10.24

THIRD AMENDMENT TO ACCOUNT  PURCHASE AGREEMENT AND OTHER DOCUMENTS

This THIRD AMENDMENT TO ACCOUNT PURCHASE AGREEMENT AND OTHER DOCUMENTS (this "Amendment") is entered into as of September 25, 2012 by and between TRIAD PERSONNEL SERVICES, INC., an Illinois corporation, GENERAL EMPLOYMENT  ENTERPRISES, INC., an Illinois corporation, BMPS, INC., an Ohio corporation, BMCH, INC. d/b/a TRIAD PERSONNEL SERVICES, an Ohio corporation, and BMCHPA, INC. d/b/a TRIAD TEMPORARIES, a Pennsylvania corporation (collectively, "Customer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its WELLS FARGO BUSINESS CREDIT operating division ("WFBC").

WHEREAS, Customer and WFBC have entered into certain accounts purchase arrangements pursuant to that certain Account  Purchase Agreement, dated as of December  14, 2010 (as amended, restated, renewed, extended, supplemented, substituted and otherwise modified from time to time, the "Account Purchase Agreement"), between Customer and WFBC, and certain other instruments, agreements and documents executed and/or delivered in connection therewith (all such instruments, agreements  and  documents, as amended, restated, renewed, extended, supplemented, substituted and otherwise modified from time to time, together with the Account Purchase Agreement, collectively, the "Documents");

WHEREAS, effective October 1, 2012, WFBC will implement the Receivables Financing System, an internet-based system for the management of the accounts purchase arrangements between Customer and WFBC;

WHEREAS, the implementation of the Receivables Financing System requires certain modifications to the Account Purchase Agreement; and

WHEREAS, Customer and WFBC have agreed to amend and modify certain provisions of Account Purchase Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, upon the mutual agreements and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Account Purchase Agreement.

2.   Amendment to Agreements. Under the Receivables Financing System, WFBC will implement modifications to certain accounting methods and operational procedures for various matters, including, without limitation, matters pertaining to the payment of the purchase price for Acceptable Accounts, the application of the proceeds of Acceptable Accounts, and the accounting of the Collected Reserve.

        (a)               Acceptable Accounts and the Collected Reserve.  Notwithstanding anything to the contrary set forth in the Account Purchase Agreement or in any other Document, from and after October 1, 2012 (the "Amendment Effective Date"):

(1)          All amounts payable to Customer under the Account Purchase Agreement shall be paid by WFBC crediting such amounts to the Collected Reserve.

(2)         From time to time, the Collected Reserve may reflect a credit balance if the aggregate amounts funded by WFBC to the Collected Reserve, including for the purchase of Acceptable Accounts and amounts collected in respect of an Account, less any reserves established by WFBC, in its sole discretion, exceed the aggregate amount of funds drawn by or paid to the Customer from the Collected Reserve (such credit balance, if any, the "Available Amount"). The Available Amount shall constitute part of the Collateral, and absent the occurrence of an Event of Default, such Available Amount may be made available to Customer, in WFBC's discretion, upon Customer's written request.

(b)   Minimum Fee. Notwithstanding anything to the contrary set forth in the Account Purchase Agreement or in any other Document, from and after the Amendment Effective Date, Customer shall pay the Minimum Fee on the last day of each month. Each Minimum Fee shall be fully earned when due, may be charged by WFBC to the Collected Reserve and shall not be subject to refund, rebate or proration for any reason whatsoever.

3.   Effect of this Amendment. Except as specifically set forth herein, no other changes or modifications to the Account Purchase Agreement or the other Documents are intended or implied, and, in all other respects, the Account Purchase Agreement and the other Documents shall continue to remain in full force and effect in accordance with their respective terms as of the date hereof. This Amendment, and the instruments and agreements delivered pursuant hereto and thereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. To the extent of any conflict between any term of this Amendment and any term of the Account Purchase Agreement or any other Document, the term of this Amendment shall control. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by WFBC of any other provision of the Account Purchase Agreement or the Documents.

4.   Further Assurances. Customer shall execute and deliver such additional documents and take such additional action as may be reasonably requested by WFBC to effectuate the provisions and purposes of this Amendment.

5.   Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.   Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Texas (without giving effect to principles of conflict of laws).

7.   Counterparts. This Amendment may be signed in counterparts, each of which shall be an original and all of which taken together constitute one agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature page follows]

Each of the parties has signed this Amendment as of the day and year first above written.

TRIAD PERSONNEL SERVICES, INC.

By:	/s/ Salvatore J. Zizza
Title:	CEO

STATE OF	Illinois	)
)
COUNTY OF	Du Page	)

The foregoing instrument acknowledged before me this 11th day of December 2012, by Salvatore J. Zizza, as CEO, of TRIAD PERSONNEL SERVICES, INC., an Illinois corporation, on behalf of the corporation. He/She is ☒ personally known to me or ☐ has produced _____________________as identification and did (did not) take an oath.

/s/ Marlene E Justus
(Notary Signature)

(NOTARY SEAL)	Marlene E Justus
(Notary Narne Printed)
NOTARY PUBLIC Commission No.
My Commission Expires:	5/24/2013

GENERAL EMPLOYMENT ENTERPRISES, INC.

By:	/s/ Salvatore J. Zizza
Title:	CEO

STATE OF	Illinois	)
)
COUNTY OF	Du Page	)

    The foregoing instrument acknowledged before me this 11th day of December 2012, by Salvatore J. Zizza, as CEO, of GENERAL EMPLOYMENT ENTERPRISES, INC., an Illinois corporation, on behalf of the corporation. He/She is ☒ personally known to me or ☐ has produced ___________________________ as identification and did (did not) take an oath.

/s/ Marlene E. Justus
(Notary Signature)

(NOTARY SEAL)	Marlene E Justus
(Notary Narne Printed)

NOTARY PUBLIC Commission No.
My Commission Expires:	5/24/2013

BMPS, INC.

By:	/s/ Salvatore J. Zizza
Title:	CEO

STATE OF	Illinois	)
)
COUNTY OF	Du Page	)

The foregoing instrument acknowledged before me this 11th day of  December 2012, by Salvatore J. Zizza, as CEO, of BMPS, INC., an Ohio corporation, on behalf of the corporation.  He/She is ☒ personally known to me or ☐ has produced ___________________________ as identification and did (did not) take an oath.

/s/ Marlene E Justus
(Notary Signature)

(NOTARY SEAL)	Marlene E Justus
(Notary Narne Printed)
NOTARY PUBLIC Commission No.
My Commission Expires:	5/24/2013

BMCH, INC. d/b/a TRIAD PERSONNEL SERVICES

By:	/s/ Salvatore J. Zizza
Title:	CEO

STATE OF	Illinois	)
)
COUNTY OF	Du Page	)

           The foregoing instrument acknowledged before me this 11th day of  December 2012, by Salvatore J. Zizza, as CEO, of BMCH, INC. d/b/a TRIAD PERSONNEL SERVICES, an Ohio corporation, on behalf of the corporation.  He/She is ☒ personally known to me or ☐ has produced ___________________________ as identification and did (did not) take an oath.

/s/ Marlene E Justus
(Notary Signature)

(NOTARY SEAL)	Marlene E Justus
(Notary Narne Printed)
NOTARY PUBLIC Commission No.
My Commission Expires:	5/24/2013

BMCHPA, INC. d/b/a TRIAD TEMPORARIES

By:	/s/ Salvatore J. Zizza
Title:	CEO

STATE OF	Illinois	)
)
COUNTY OF	Du Page	)

           The foregoing instrument acknowledged before me this 11th day of  December 2012, by Salvatore J. Zizza, as CEO, of BMCHPA, INC. d/b/a TRIAD TEMPORARIES, a Pennsylvania corporation, on behalf of the corporation.  He/She is ☒ personally known to me or ☐ has produced ___________________________ as identification and did (did not) take an oath.

/s/ Marlene E Justus
(Notary Signature)

(NOTARY SEAL)	Marlene E Justus
(Notary Narne Printed)
NOTARY PUBLIC Commission No.
My Commission Expires:	5/24/2013

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Tom Chapman
Title:	Authorized Signatory

AFFIDAVIT OF OUT-OF-STATE DELIVERY

STATE OF	Texas	)
)
COUNTY OF	Dallas	)

BEFORE ME, the undersigned authority, personally appeared the undersigned Tom Chapman (the "Affiant"), who being first duly sworn upon oath, deposes and says that:

1.        The Affiant is a AVP of WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its WELLS FARGO BUSINESS CREDIT operating division ("WFBC"), and the Affiant is duly authorized to and does make this affidavit in said capacity on behalf of WFBC.

2.            That on the ______________ day of ____________________________  2012, the Affiant received delivery in Dallas, Texas, on behalf of WFBC, of  that certain THIRD AMENDMENT TO ACCOUNT PURCHASE AGREEMENT AND OTHER DOCUMENTS (the  ''Amendment"), which Amendment is between TRIAD PERSONNEL SERVICES, INC., GENERAL EMPLOYMENT ENTERPRISES, INC., BMPS, INC., BMCH, INC. d/b/a TRIAD PERSONNEL SERVICES, BMCHPA, )NC. d/b/a TRIAD TEMPORARIES and WFBC.

FURTHER AFFIANT SAYETH NAUGHT.

/s/ Tom Chapman
Tom Chapman	, Affiant
Assistant Vice President	, Title

SWORN TO AND SUBSCRIBED before me this of 14th day of December 2012, by Tom Chapman as AVP, of WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its WELLS FARGO BUSINESS CREDIT operating division, on behalf of the association. He/She is ☐ personally known to me or ☐ has produced ___________________________ as identification and did (did not) take an oath.

/s/ Shelly Ann Scott
(Notary Signature)

(NOTARY SEAL)	Shelly Ann Scott
(Notary Narne Printed)
NOTARY PUBLIC Commission No.		00481390-0
My Commission Expires:	3-15-15